UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of Earliest Event Reported)

June 27, 2012

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

110 N. Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices)  (Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

General Growth Properties, Inc. (the “Company”) is re-issuing in an updated format its historical financial statements in connection with Accounting Standards Codification (ASC) 205-20, “Presentation of Financial Statements — Discontinued Operations.”  During the three months ended March 31, 2012, the Company completed the sale of two operating properties and the spin-off of Rouse Properties, Inc. which included 30 operating properties, each of which qualifies as discontinued operations, and in compliance with ASC 205-20 has reported revenue, expenses and net gains from the sale of these properties as discontinued operations for each of the periods presented in its Quarterly Report on Form 10-Q, filed May 9, 2012.  In addition, in the first quarter of 2012, the Company revised its intent with respect to four properties previously classified as held for sale.  As the properties no longer met the criteria for held for sale treatment, and in compliance with ASC 205-20, the Company reclassified these four properties as held for use and as continuing operations for all periods presented in its Quarterly Report on Form 10-Q, filed May 9, 2012.  Under SEC requirements, the same reclassifications are required by ASC 205-20 for previously issued annual financial statements for each of the three years shown in the Company’s last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale.  These reclassifications have no effect on the Company’s previously reported net loss attributable to Common Stockholders.

This report on Form 8-K updates Items 1, 1A, 2, 6, 7, 7A, 8 and 15 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, to reflect these reclassifications during the three months ended March 31, 2012, and to address recent comments received from the SEC staff primarily impacting Item 1A and Item 7. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K, except to the extent expressly provided above.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, relating to General Growth Properties, Inc.

23.2	Consent of KPMG LLP, Independent Registered Public Accounting Firm, relating to GGP/Homart II L.L.C.

23.3	Consent of KPMG LLP, Independent Registered Public Accounting Firm, relating to GGP-TRS L.L.C.

99.1	Form 10-K, Item 1. Business
Form 10-K, Item 1A. Risk Factors
Form 10-K, Item 2. Properties
Form 10-K, Item 6. Selected Financial Data

Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 7A. Quantitative and Qualitative Disclosures About Market Risk
Form 10-K, Item 8. Financial Statements and Supplementary Data
Form 10-K, Item 15. Exhibits and Financial Statement Schedules

101

The following financial information from General Growth Properties, Inc’s. Annual Report on Form 10-K for the year ended December 31, 2011, formatted in XBRL (Extensible Business Reporting Language): (1) Consolidated Balance Sheets, (2) Consolidated Statement of Operations and Comprehensive Income (Loss), (3) Consolidated Statements of Equity, (4) Conso1idated Statements of Cash Flows and (5) Notes to Consolidated Financial Statements, tagged as blocks of text. Pursuant to Rule 406T of Regulation S-T, this information is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to liability under these sections (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

/s/ Michael B. Berman
Michael B. Berman
Chief Financial Officer

Date: June 27, 2012

EXHIBIT INDEX

Exhibit Number	Name

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, relating to General Growth Properties, Inc.

23.2	Consent of KPMG LLP, Independent Registered Public Accounting Firm, relating to GGP/Homart II L.L.C.

23.3	Consent of KPMG LLP, Independent Registered Public Accounting Firm, relating to GGP-TRS L.L.C.

99.1	Form 10-K, Item 1. Business
Form 10-K, Item 1A. Risk Factors
Form 10-K, Item 2. Properties
Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 7A. Quantitative and Qualitative Disclosures About Market Risk
Form 10-K, Item 8. Financial Statements and Supplementary Data
Form 10-K, Item 15. Exhibits and Financial Statement Schedules

101

The following financial information from General Growth Properties, Inc’s. Annual Report on Form 10-K for the year ended December 31, 2011, formatted in XBRL (Extensible Business Reporting Language): (1) Consolidated Balance Sheets, (2) Consolidated Statement of Operations and Comprehensive Income (Loss), (3) Consolidated Statements of Equity, (4) Conso1idated Statements of Cash Flows and (5) Notes to Consolidated Financial Statements, tagged as blocks of text. Pursuant to Rule 406T of Regulation S-T, this information is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to liability under these sections (filed herewith).